EXHIBIT 99.1
                                                                    ------------

                                                        FOR FURTHER INFORMATION:
                                                              Gary L. Svec, CFO
                                                            PrivateBancorp, Inc.
                                                                   312-683-7100
For Immediate Release

               PRIVATEBANCORP POSTS STRONG FOURTH QUARTER EARNINGS

                 Earnings up 28 percent over fourth quarter 1999

     Chicago, IL. January 22, 2001 -- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the quarter ended December 31, 2000 was $1.5 million or $0.32 per diluted share. This represents an increase of 60.0 percent over net income per diluted share of $0.20 during the fourth quarter of 1999. Fourth quarter 1999 net income included start up costs of approximately $214,000 (net of tax) related to the Company's entry into the St. Louis market. Excluding these start up costs, fourth quarter 2000 earnings per diluted share increased
28.0 percent from the fourth quarter of 1999.

     Net income for the year ended December 31, 2000 was $4.4 million, or $0.92 per diluted share, compared to $2.9 million or $0.69 per diluted share for the year ended December 31, 1999. Excluding one-time charges for 2000 and 1999, earnings were $4.8 million and $4.5 million, respectively, while earnings per diluted share were $1.00 and $1.07, respectively. The decrease in 2000 in earnings per diluted share excluding one-time charges is attributable to the additional shares issued in the Company's Initial Public Offering, which closed in July 1999. In 2000, one-time charges represent $377,000 (net of tax) of severance packages for two departing executives as well as costs incurred to secure their replacements. Earnings per diluted share for 1999 exclude $214,000 (net of tax) of start up costs incurred in connection with the Company's entry into the St. Louis market and $1,382,000 (net of tax) of acquisition costs recorded in connection with the Towne Square acquisition.

     "In 2000 we witnessed the successful opening of our St. Charles, Illinois office, the completion of the acquisition that added our North Shore offices and the opening of our St. Louis bank. As a result of the achievement of these strategic initiatives, and strong growth in our existing markets, our assets increased nearly 60.0 percent at year-end 2000 compared to year-end 1999," said Ralph B. Mandell, chairman, president, and CEO. "In addition, we were able to enhance our management team through a number of key hires. We are confident as we enter 2001, that our earnings will continue to progress as a result of these efforts."

     "We have continued to grow loans, deposits and trust assets at high rates, while credit quality remains high," said Mandell. "Although the financial services industry is experiencing deterioration in credit quality due to a slowing economy, we are confident that we have established adequate loan loss reserves."

     Net interest income totaled $6.6 million in the fourth quarter of 2000, an increase of 53.5 percent over the fourth quarter of 1999 due to asset growth. Average earning assets for the quarter grew 62.0 percent to $745.0 million, compared to the prior year fourth quarter. Net interest margin decreased to 3.60 percent in the fourth quarter of 2000, from 3.85 percent in the prior year fourth quarter. Rising rates have improved the yield on average earning assets, however, this increase was offset by an increase in rates paid on deposits and increased interest expense recognized for other borrowed funds due primarily to the higher cost of borrowings incurred in connection with the Johnson Bank Illinois acquisition and the capitalization of The PrivateBank (St. Louis).

     Non-interest income for the quarter grew to $951,000, 78.1 percent higher than in the fourth quarter of 1999, primarily due to significant growth in trust fees and banking service charge income. Banking service charge income increased $235,000 over the prior year quarter reflecting activity at the new offices. Trust fee income increased to $636,000 from $448,000 in the prior year quarter, a 42.0 percent increase. At year-end 2000, trust assets under administration totaled $777.8 million compared to $730.0 million at December 31, 1999.

     Non-interest expense for the fourth quarter totaled $4.9 million, an increase of $1.7 million, or 52.1 percent, over the prior year's fourth quarter. The increase in expense is primarily attributable to staffing and other operating expenses associated with our business expansion and increased geographic scope.

     Loans outstanding increased to $599.4 million at December 31, 2000, an increase of 50.9 percent over the $397.3 million in loans outstanding at December 31, 1999. Nonperforming loans as a percentage of total loans were 0.24 percent at year end 2000, versus 0.21 percent at December 31, 1999. Net charge-offs totaled $217,000 in the quarter ended December 31, 2000, versus $6,000 in the year earlier period. The fourth quarter 2000 net charge-offs are attributable primarily to a single personal credit relationship. The provision for loan losses was $334,000 in the fourth quarter of 2000 compared to $437,000 in the fourth quarter of 1999. The provision for loan losses totaled $1.7 million for the year 2000 compared to $1.2 million for the year 1999.

     PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely held businesses and commercial real estate investors. The Company operates two banking subsidiaries, The PrivateBank and Trust Company and The PrivateBank (St. Louis). The Company, with assets of $829.5 million at December 31, 2000, currently has banking offices in Chicago, Wilmette, Oak Brook, St. Charles, Lake Forest, and Winnetka, Illinois, and St. Louis, Missouri.

Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, general economic conditions in the greater Chicago and St. Louis metropolitan areas, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition, and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Editor's Note:  Financial highlights attached.

                                       ###
--------------------------------------------------------------------------------
================================================================================
--------------------------------------------------------------------------------

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                  THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                      DECEMBER 31,                     DECEMBER 31,
                                                           --------------------------------  -------------------------------
                                                                 2000             1999             2000            1999
                                                           ---------------  ---------------- ---------------  --------------
                                                             (unaudited)      (unaudited)      (unaudited)

INTEREST INCOME
   Interest and fees on loans........................          $13,451           $7,737          $48,633         $26,597
   Interest on short-term investment.................              236              115            1,058             330
   Interest on investment securities.................            2,714            1,088            7,455           5,141
                                                               -------           ------          -------         -------
      Total interest income..........................           16,401            8,940           57,146          32,068
                                                               -------           ------          -------         -------

INTEREST EXPENSE
   Interest on deposits..............................            8,264            4,396           29,215          15,674
   Interest on borrowings............................            1,557              257            4,116             931
                                                               -------           ------          -------         -------
      Total interest expense.........................            9,821            4,653           33,331          16,605
                                                               -------           ------          -------         -------

NET INTEREST INCOME                                              6,580            4,287           23,815          15,463
   Provision for loan losses.........................              334              437            1,690           1,208
                                                               -------           ------          -------         -------
      Net interest income after provisions...........            6,246            3,850           22,125          14,255
                                                               -------           ------          -------         -------

NON-INTEREST INCOME
   Banking and trust services and other..............              951              535            3,077           1,947
   Securities (losses) gains ........................               --               (1)              92              57
                                                               -------           ------          -------         -------
      Total non-interest income......................              951              534            3,169           2,004
                                                               -------           ------          -------         -------

NON-INTEREST EXPENSE
   Salaries and benefits.............................            2,268            1,753            8,174           5,156
   Severance charge..................................               --               --              562              --
   Towne Square acquisition..........................               --               --               --           1,300
   Other operating expenses..........................            2,416            1,463            9,139           5,631
   Amortization of goodwill..........................              206               --              731              --
                                                               -------           ------          -------         -------
      Total non-interest expense.....................            4,890            3,216           18,606          12,087
                                                               -------           ------          -------         -------

INCOME BEFORE INCOME TAXES
   Income tax expense................................            2,307            1,168            6,688           4,172
                                                                   797              191            2,263           1,257
                                                               -------           ------          -------         -------
      Net income.....................................          $ 1,510           $  977          $ 4,425         $ 2,915
                                                               =======           ======          =======         =======

   Weighted average shares outstanding...............        4,623,532        4,585,109        4,610,702       3,988,363
   Diluted average shares outstanding................        4,749,636        4,794,770        4,794,119       4,230,103

EARNINGS PER SHARE
   Basic.............................................            $0.33            $0.21            $0.96           $0.73
   Diluted...........................................             0.32             0.20             0.92            0.69


                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                                                                                  DECEMBER 31,
                                                                                         ------------------------------
                                                                                              2000             1999
                                                                                         --------------   -------------
                                                                                          (unaudited)

ASSETS
   Cash and due from banks........................................................          $ 28,637          $ 14,940
   Short-term investments.........................................................            11,876            29,243
   Investments securities-available-for-sale......................................           172,194            71,134

   Loans, net of unearned income..................................................           599,429           397,277
   Allowance for loan losses......................................................            (6,108)           (4,510)
                                                                                            --------          --------
      Net loans...................................................................           593,321           392,767
                                                                                            --------          --------

   Premises and equipment.........................................................             4,138             2,028
   Goodwill.......................................................................            11,629                --
   Other assets...................................................................             7,714             8,585
                                                                                            --------          --------
      Total assets................................................................          $829,509          $518,697
                                                                                            ========          ========

LIABILITIES
   Non-interest bearing deposits..................................................          $ 61,789          $ 36,771
   Interest-bearing deposits......................................................           608,457           416,321
                                                                                            --------          --------
      Total deposits..............................................................           670,246           453,092
                                                                                            --------          --------

   Borrowings.....................................................................            96,879            15,000
   Other liabilities..............................................................             8,135             3,525
                                                                                            --------          --------
      Total liabilities...........................................................          $775,260          $471,617
                                                                                            ========          ========

STOCKHOLDERS' EQUITY
   Common stock and surplus.......................................................         $  44,731         $  44,351
   Retained earnings..............................................................            11,388             7,425
   Accumulated other comprehensive income.........................................              (118)           (2,812)
   Deferred compensation..........................................................              (802)             (759)
   Loans to executive officers....................................................              (950)           (1,125)
                                                                                        ------------       -----------
      Total stockholders' equity..................................................         $  54,249         $  47,080
                                                                                           =========         =========

   Total Liabilities and Stockholders' Equity.....................................          $829,509          $518,697
                                                                                            ========          ========

   Book value per share...........................................................            $11.73            $10.26


                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                          4Q00          3Q00          2Q00        1Q00           4Q99
                                                      -----------  ------------  -----------  -----------    -----------

KEY STATISTICS
   Earnings before one-time charges(1)............     $  1,510     $   1,345      $  1,098     $    849      $  1,191
   One-time charges (net of tax)..................           --           377            --           --           214
   Net income.....................................        1,510           968         1,098          849           977
   Earnings before one-time charges per diluted share      0.32          0.28          0.23         0.18          0.25
   One-time charges (per diluted share)...........           --          0.08            --           --          0.05
   Basic earnings per share.......................         0.33          0.21          0.24         0.18          0.21
   Diluted earnings per share.....................         0.32          0.20          0.23         0.18          0.20
   Return on average total assets (before one-time
      charges)....................................         0.77%         0.71%         0.65%        0.57%         0.98%
   Return on average total equity (before one-time
      charges)....................................        11.35%        10.55%         9.04%        7.20%        10.06%
   Non-interest income to average assets..........         0.48          0.39          0.44         0.49          0.44
   Non-interest expense to average assets.........         2.48          2.76          2.62         2.72          2.65
   Net overhead ratio.............................         2.00          2.37          2.18         2.23          2.21
   Efficiency ratio excluding one-time charges (tea)(2)    63.0          63.9          63.8         69.2          57.5
   Net interest margin............................         3.60          3.59          3.81         3.59          3.85
   Yield on average earning assets................         8.82          8.77          8.61         8.06          7.83
   Cost of average paying liabilities.............         5.82          5.77          5.39         5.09          4.72
   Net interest spread............................         3.00          3.00          3.22         2.97          3.11
   Dividend payout ratio..........................         7.66         11.97         10.51        13.52         11.75

BALANCE SHEET RATIOS
   Loans to deposits (period end).................        89.43%        92.40%        97.44%       90.08%        87.68%
   Average interest-earning assets to average interest-
      bearing liabilities..............................   111.5         111.5         112.3        114.0         116.7

SHARE PRICE DATA
   Dividends......................................     $  0.025     $   0.025      $  0.025     $  0.025      $  0.025
   Book value (period end)........................        11.73         11.04         10.73        10.57         10.26
   Tangible book value (period end)...............         9.22          8.48          8.13         7.90         10.26
   Closing price (period end).....................       9.1250       13.8125        14.750       10.500        13.375
   Diluted earnings multiple......................         7.22x        17.30x        15.87x       14.69x        16.32x
   Diluted earnings multiple before one-time charges       7.22x        12.37x        15.87x       14.69x        13.30x
   Book value multiple............................         0.78x         1.25x         1.37x        0.99x         1.30x

COMMON STOCK INFORMATION
   Outstanding shares at end of period............    4,623,532     4,623,532     4,615,832    4,590,332     4,590,332
   NUMBER OF SHARES USED TO COMPUTE:
      Basic earnings per share....................    4,623,532     4,627,873     4,600,740    4,590,332     4,585,109
      Diluted earnings per share..................    4,749,636     4,823,982     4,752,269    4,777,351     4,794,770

CAPITAL RATIOS (PERIOD END)
   Total equity to total assets...................         6.53%         6.69%         6.85%        7.38%         9.08%
   Total risk-based capital ratio.................         8.29          8.51          8.73         9.56         13.96
   Tier-1 risk-based capital ratio................         6.58          6.72          6.84         7.56         12.84
   Leverage ratio.................................         5.54          5.54          5.94         6.76         10.77


---------------
(1) One-time charges represent costs associated with the 1999 fourth quarter start-up costs for The Private Bank (St. Louis), and the 2000 third quarter severance charges.

(2) Ratio includes a tax equivalent adjustment for certain items in investment income.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                         4Q00          3Q00          2Q00         1Q00           4Q99
                                                      ---------     ---------     ---------    ----------      --------

SUMMARY INCOME STATEMENT
INTEREST INCOME
   Loans, including fees........................       $13,451       $13,540       $12,167      $  9,475        $7,737
   Short-term investments.......................           236           357            78           387           115
   Securities...................................         2,714         1,813         1,543         1,385         1,088
                                                       -------       -------       -------      --------        ------
      Total interest income.....................        16,401        15,710        13,788        11,247         8,940
   Interest expense.............................         9,821         9,378         7,781         6,351         4,653
                                                       -------       -------       -------      --------        ------
   Net interest income..........................         6,580         6,332         6,007         4,896         4,287
   Provision for loan losses....................           334           383           662           311           437
                                                       -------       -------       -------      --------        ------
   Net interest income after provisions for
      loan losses...............................         6,246         5,949         5,345         4,585         3,850
                                                       -------       -------       -------      --------        ------

NON-INTEREST INCOME
   Banking and trust services and other.........           951           745           751           630           535
   Securities gains (losses)....................            --            --            --            92            (1)
                                                       -------       -------       -------      --------        ------
      Total non-interest income.................           951           745           751           722           534
                                                       -------       -------       -------      --------        ------

NON-INTEREST EXPENSE
   Salaries and employee benefits...............         2,268         2,211         1,818         1,877         1,753
   Severance charge.............................            --           562            --            --            --
   Goodwill.....................................           206           206           206           113            --
   Occupancy expense............................           807           803           764           613           437
   Other non-interest expense...................         1,609         1,445         1,664         1,434         1,026
                                                       -------       -------       -------      --------        ------
      Total non-interest expense................         4,890         5,227         4,452         4,037         3,216
                                                       -------       -------       -------      --------        ------
   Income before income taxes...................         2,307         1,467         1,644         1,270         1,168
   Provision for income taxes...................           797           499           546           421           191
                                                       -------       -------       -------      --------        ------
      Net income (loss).........................       $ 1,510       $   968       $ 1,098      $    849        $  977
                                                       =======       =======       =======      ========        ======


                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                                         4Q00          3Q00          2Q00          1Q00          4Q99
                                                       --------      --------      --------      --------      --------

CREDIT QUALITY
   Ending allowance for loan losses..............       $6,108        $5,991        $5,951        $5,670        $4,510
                                                        ======        ======        ======        ======        ======
   Non-performing assets:
      Loans delinquent over 90 days..............       $1,421        $  242        $  340        $  355        $  223
      Nonaccrual loans...........................           24           324           635         1,222           600
      Other real estate..........................           --            --            --            --            --
                                                        ------        ------        ------        ------        ------
        Total non-performing assets..............       $1,445        $  566        $  975        $1,577        $  823
                                                        ======        ======        ======        ======        ======
   Loans charged off.............................       $  225        $  346        $  381        $   20        $    6
   Recoveries....................................            8             2            --             5            --
                                                        ------        ------        ------        ------        ------
   Net charge-offs...............................       $  217        $  344        $  381        $   15        $    6
                                                        ======        ======        ======        ======        ======
   Provision for loan losses.....................       $  334        $  383        $  662        $  311        $  437
                                                        ======        ======        ======        ======        ======

KEY RATIOS
   Net charge-offs to average loans..............         0.15%         0.23%         0.28%        0.013%        0.008%
   Total non-performing loans to total loans.....         0.24          0.10          0.17          0.30          0.21
   Total non-performing assets to total assets...         0.17          0.07          0.13          0.24          0.16

LOAN LOSS RESERVE SUMMARY
   Balance at beginning of period................       $5,991        $5,951        $5,670        $4,510        $4,079
   Johnson Bank acquisition - loan loss reserve..           --            --            --           864            --
   Provision.....................................          334           383           662           311           437
   Net charge-offs...............................          217           343           381            15             6
                                                        ------        ------        ------        ------        ------
   Ending loan loss reserve......................       $6,108        $5,991        $5,951        $5,670        $4,510
                                                        ======        ======        ======        ======        ======

NET LOAN CHARGE-OFFS:
   Commercial real estate........................       $   --        $   --        $   --        $   --        $   --
   Residential real estate.......................           --            --            --            --            --
   Commercial....................................           --           343           361             8            --
   Personal......................................          217            --            20             7             6
   Home equity...................................           --            --            --            --            --
   Construction..................................           --            --            --            --            --
                                                        ------        ------        ------        ------        ------
      Total net loan charge-offs.................       $  217        $  343        $  381        $   15        $    6
                                                        ======        ======        ======        ======        ======


                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                             DECEMBER 31,    SEPTEMBER 30,    JUNE 30,        MARCH 31,     DECEMBER 31,
                                                 2000            2000           2000            2000            1999
                                             ------------    -------------   -----------     -----------    ------------
                                             (UNAUDITED)      (UNAUDITED)    (UNAUDITED)     (UNAUDITED)

ASSETS
   Cash and due from banks.............        $ 28,637        $ 21,815       $ 18,341        $ 16,629        $ 14,940
   Federal funds sold..................          11,876           4,060          5,076          10,632          29,243
   Investment securities...............         172,194         132,814         96,969          89,924          71,134
   Loans, net of unearned discount.....         599,429         584,919        583,522         521,188         397,277
        Less:  allowance for loan
           losses......................          (6,108)         (5,991)        (5,951)         (5,670)         (4,510)
                                               --------        --------       --------        --------        --------
        Net loans......................         593,321         578,928        577,571         515,518         392,767
                                               --------        --------       --------        --------        --------
   Premises and equipment..............           4,138           4,386          3,814           3,211           2,028
   Goodwill............................          11,629          11,835         12,031          12,237              --
   Other assets........................           7,714           9,977          9,221           8,830           8,585
                                               --------        --------       --------        --------        --------
      Total assets.....................        $829,509        $763,815       $723,023        $656,981        $518,697
                                               ========        ========       ========        ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits.......        $ 61,789        $ 55,831       $ 49,950        $ 51,451        $ 36,771
   Interest-bearing demand deposits....          51,301          37,747         34,062          36,926          33,400
   Savings and money market deposits...         300,107         274,025        257,822         277,747         204,068
   Time deposits.......................         257,049         265,404        257,047         212,433         178,853
                                               --------        --------       --------        --------        --------
        Total deposits.................         670,246         633,007        598,881         578,557         453,092
   Funds borrowed......................          96,879          71,258         68,544          23,328          15,000
   Other liabilities...................           8,135           8,484          6,053           6,598           3,525
                                               --------        --------       --------        --------        --------
        Total liabilities..............         775,260         712,749        673,478         608,483         471,617
   Stockholders' equity................          54,249          51,066         49,545          48,498          47,080
                                               --------        --------       --------        --------        --------
        Total liabilities and                  $829,509        $763,815       $723,023        $656,981        $518,697
           stockholders' equity........        ========        ========       ========        ========        ========


                              PRIVATEBANCORP, INC.
                       YEAR-TO-DATE AVERAGE BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                                              YEAR-TO-DATE
                                                                             --------------------------------------------
                                                                             DECEMBER 31, 2000          DECEMBER 31, 1999
                                                                             -----------------          -----------------

AVERAGE ASSETS
   Cash and due from banks....................................                   $ 18,243                   $ 11,881
   Short-term investments.....................................                     17,032                      6,557
   Investment securities......................................                    110,428                     91,921
   Loans, net of unearned discount............................                    541,436                    332,101
   Less:  allowance for loan losses...........................                     (5,768)                    (3,874)
                                                                                 --------                   --------
   Net loans..................................................                    535,668                    328,227
                                                                                 --------                   --------
   Premises and equipment.....................................                      3,794                      1,521
   Goodwill...................................................                     10,220                         --
   Other assets...............................................                      8,673                      6,604
                                                                                 --------                   --------
      Total average assets....................................                   $704,058                   $446,711
                                                                                 ========                   ========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits..............................                   $ 48,940                   $ 34,617
   Interest-bearing demand deposits...........................                     37,415                     27,248
   Savings and money market deposits..........................                    267,598                    183,235
   Time deposits..............................................                    235,049                    142,438
                                                                                 --------                   --------
   Total average deposits.....................................                    589,002                    387,538
   Funds borrowed.............................................                     58,160                     17,500
   Other liabilities..........................................                      6,696                      3,641
                                                                                 --------                   --------
   Total average liabilities..................................                    653,858                    408,679
   Average stockholders' equity...............................                     50,200                     38,032
                                                                                 --------                   --------
      Average total liabilities and stockholders' equity......                   $704,058                   $446,711
                                                                                 ========                   ========


                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                                             FOURTH QUARTER
                                                                             ---------------------------------------------
                                                                             DECEMBER 31, 2000           DECEMBER 31, 1999
                                                                             -----------------           -----------------

AVERAGE ASSETS
   Cash and due from banks..................................                    $ 19,416                    $ 14,170
   Short-term investments...................................                      14,071                       8,767
   Investment securities....................................                     148,750                      74,309
   Loans, net of unearned discount..........................                     581,011                     376,843
   Less:  allowance for loan losses.........................                      (6,044)                     (4,250)
                                                                                --------                    --------
   Net loans................................................                     574,967                     372,593
                                                                                --------                    --------
   Premises and equipment...................................                       4,299                       1,535
   Goodwill.................................................                      11,748                          --
   Other assets.............................................                      10,299                       9,320
                                                                                --------                    --------
      Total average assets..................................                    $783,550                    $480,694
                                                                                ========                    ========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
   Non-interest bearing deposits............................                    $ 52,858                    $ 37,498
   Interest-bearing demand deposits.........................                      39,182                      29,941
   Savings and money market deposits........................                     280,625                     195,040
   Time deposits............................................                     261,647                     148,603
                                                                                --------                    --------
   Total average deposits...................................                     634,312                     411,082
   Funds borrowed...........................................                      86,926                      17,731
   Other liabilities........................................                       9,384                       4,924
                                                                                --------                    --------
   Total average liabilities................................                     730,622                     433,737
   Average stockholders' equity.............................                      52,928                      46,957
                                                                                --------                    --------
      Average total liabilities and stockholders' equity....                    $783,550                    $480,694
                                                                                ========                    ========
